SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 12, 2000


                                       SCIOS INC.
                   (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-11749                   95-3701481
(State of Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)         File Number)            Identification No.)



               820 West Maude Avenue, Sunnyvale, California 94086
                     (Address of Principal Executive Offices)



       Registrant's telephone number, including area code  (408) 616-8200

Item 5.  Other Events

     On January 12, 2000, Scios Inc. announced its Board of Directors had adopted a retention program applicable to all employees. The program is intended to encourage employees to remain with the Company despite the potential instability and uncertainty created by the proxy contest threatened by Randal J. Kirk.

     The program provides that any employee who is involuntarily terminated without cause or who voluntarily terminates his or her employment for good reason within 12 months after a change of control is entitled to a lump sum cash payment and continuation of health benefits based on the employee's level within the Company. The program will expire if a change of control has not occurred by December 31, 2001, unless extended by the Board. A change of control under the program includes significant changes in the ownership of the Company due to change of control transactions as well as a change in a majority of the current Board.

        The program consists of agreements specific to six groups of employees. Copies of the agreements are attached as exhibits.

Exhibits.

        99.1    Press Release dated January 12, 2000

        99.2    Scios Inc. Change of Control Severance Plan:
                Levels 0-17

        99.3    Scios Inc. Change of Control Severance Plan:
                Level 12 PPR (Psychiatric Sales Representatives)

        99.4    Scios Inc. Change of Control Severance Plan:
                Levels 18-20

        99.5    Scios Inc. Change of Control Severance Plan:
                Levels 21-24

        99.6    Form of Scios Inc. Change of Control Severance Plan:
                Corporate Officers

        99.7    Form of Scios Inc. Change of Control Severance Plan:
                Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                        SCIOS INC.

                                                /S/
Date:  January 24, 2000                 By:____________________________
                                                John H. Newman
                                                Senior Vice President,
                                                General Counsel and Secretary

                                INDEX TO EXHIBITS

                                    SCIOS INC.

                     Report on Form 8-K dated January 24, 2000




Exhibit     Description                           Method of Filing

99.1        Press Release dated January 12, 2000  Filed electronically herewith

99.2        Scios Inc. Change of Control          Filed electronically herewith
            Severance Plan: Levels 0-17

99.3        Scios Inc. Change of Control          Filed electronically herewith
            Severance Plan: Level 12 PPR
            (Psychiatric Sales Representatives)

99.4        Scios Inc. Change of Control          Filed electronically herewith
            Severance Plan: Levels 18-20

99.5        Scios Inc. Change of Control          Filed electronically herewith
            Severance Plan: Levels 21-24

99.6 Form of Scios Inc. Change of Control Filed electronically herewith Severance Plan: Corporate Officers

99.7        Scios Inc. Change of Control          Filed electronically herewith
            Severance Plan: Chief Executive
            Officer